    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 1999

                                                        REGISTRATION NO. 2-63023
                                                                        811-2884
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]
Pre-Effective Amendment No.                                   [ ]
Post-Effective Amendment No. 23                               [x]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940                                                          [x]
Amendment No. 23                                              [x]

                            ------------------------

                     SALOMON BROTHERS OPPORTUNITY FUND INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            ------------------------

                              7 WORLD TRADE CENTER,
                            NEW YORK, NEW YORK, 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 725-6666

                            ------------------------

                              IRVING G. BRILLIANT
                     SALOMON BROTHERS ASSET MANAGEMENT INC
                              7 WORLD TRADE CENTER
                           NEW YORK, NEW YORK, 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                              SARAH E. COGAN, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                           NEW YORK, NEW YORK, 10017

                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.

     It is proposed that this filing will become effective:
     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on December 15, 1998 pursuant to paragraph (b)
     [x] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

________________________________________________________________________________

                                SALOMON BROTHERS

                             OPPORTUNITY FUND INC.


                                   PROSPECTUS







                               December 29, 1999

                                     [Logo]

      The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete.
                   Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS

            Investments, risks and performance..........................    3
            More on the fund's investments..............................    5
            Management..................................................    7
            Buying shares...............................................    7
            Redeeming shares............................................    9
            Other things to know about share transactions...............   10
            Dividends, distributions and taxes..........................   12
            Financial highlights........................................   13

--------------------------------------------------------------------------------
                                 YOU SHOULD KNOW

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                  Salomon Brothers Opportunity Fund, Inc. - 2

--------------------------------------------------------------------------------

 INVESTMENTS, RISKS AND PERFORMANCE

 INVESTMENT              The fund seeks to achieve above average long-term capital
 OBJECTIVE               appreciation. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 KEY                     The fund invests primarily in common stocks and securities
 INVESTMENTS             convertible into common stock such as convertible preferred stock or convertible debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager evaluates companies of
 FUND'S                  all sizes -- from established large capitalization companies
 INVESTMENTS             to young start-up companies. The manager seeks to identify those companies whose securities are trading at prices which are below the company's intrinsic value. This style of stock selection is known as 'value' investing. The manager employs fundamental analysis to analyze each company in detail,
                         ranking its management, strategy and competitive market
                         position.

                         The manager currently pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain. This strategy reflects the belief of the manager that the fund continues to have long-term growth potential.

                         In selecting individual companies for investment, the
                         manager considers how the following would effect a company's earnings, the market price of its shares and the market's
                         evaluation of the company's future earnings:

                           Changes in management, policies, corporate control or
                           capitalization;
                           Changes in technology, marketing or production, the
                           development of new products or services or in the demand for existing products or services;
                           The effect of recent and anticipated capital expenditures;
                           and
                           The effect of social, economic, political, legal and
                           international developments.
-------------------------------------------------------------------------------------

 PRINCIPAL RISKS         While investing in equity securities historically has
 OF INVESTING IN         produced greater average returns than investments in fixed
 THE FUND                income securities, equity investments may also involve added risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other
                         investments, if any of the following occurs:

                           U.S. stock markets decline.
                           Value stocks fall out of favor with investors.
                           An adverse event, such as an unfavorable earnings report,
                           negatively affects the stock price of a company in which the fund invests.
                           The manager's judgment about the attractiveness, value or
                           potential appreciation of a particular stock proves to be
                           incorrect.

                         The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the
                         fund's losses from events affecting a particular issuer.

                         As a result of the manager's strategy of retaining
                         unrealized capital gains, the fund currently has a
                         substantial amount of net unrealized appreciation. On August
                         31, 1999, the amount of the net unrealized appreciation was approximately $105,000, representing approximately 59% of
                         the fund's net assets. If the manager chooses to sell
                         certain portfolio securities to take advantage of lower
                         long-term capital gains rates to invest in other attractive investment opportunities the fund may recognize sizeable
                         gains, which the fund will distribute to stockholders who
                         will be taxed on those distributed gains. See 'Dividends,
                         Distributions and Income Taxes.'


                  Salomon Brothers Opportunity Fund, Inc. - 3

 PERFORMANCE

 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS:
 Highest: 17.53% in 1st quarter 1991;
 Lowest:  - 18.19% in 3rd quarter
 1990

 YEAR TO DATE:  - 6.54%
 through 9/30/99


 [GRAPH]

 TOTAL RETURN
 The bar chart shows the
 performance of the
 fund's shares for each
 of the past 10 years.


-------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)

                      INCEPTION                                  SINCE
                        DATE       1 YEAR   5 YEARS   10 YEARS   INCEPTION
 Fund                               4.86%    17.83%     14.50%     16.44%


 S&P 500 Index             n/a     28.60%    24.05%     19.19%     17.83%

 * From 2/28/79 - 12/31/98

 COMPARATIVE
 PERFORMANCE

 The table indicates the
 risk of investing in
 the fund by comparing
 the average annual
 total return of the
 fund for the periods
 shown to that of the
 Standard & Poor's 500
 Stock Index, a broad-
 based unmanaged index
 of widely held common
 stocks.


-------------------------------------------------------------------------------
 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                                None

 Maximum deferred sales charge on redemptions                     None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET
 ASSETS)

            Management fees                                      1.00%

            Distribution and service (12b-1) fee                  None

            Other expenses                                        0.14

            Total annual fund operating expenses                  1.14%

 FEES AND EXPENSES
 This table sets forth
 the fees and expenses
 you will pay if you
 invest in shares of the
 fund.

-------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    $12       $36       $63        $139

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period

 This example helps you
 compare the cost of
 investing in the fund
 with other mutual
 funds. Your actual cost
 may be higher or lower.

                  Salomon Brothers Opportunity Fund, Inc. - 4

--------------------------------------------------------------------------------
 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL           The fund's investment objective and its principal investment
 INVESTMENTS AND      strategies and risks are described under 'Investments, Risks
 INVESTMENT           and Performance.' This section provides additional
 TECHNIQUES           information about the fund's investments and certain
                      portfolio management techniques the fund may use. More
                      information about the fund's investments and portfolio
                      management techniques, some of which entail risks, is
                      included in the statement of additional information (SAI).
                      Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of
                      purchase of portfolio securities. The policy will not be
                      violated if these limitations are exceeded because of
                      changes in the market value of the fund's assets or for any other reason.
----------------------------------------------------------------------------------
 HIGH YIELD, LOWER    The fund may invest up to 5% of its net assets in fixed
 QUALITY SECURITIES   income securities that are high yield, lower quality
                      securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade)
                      or unrated securities determined by the manager to be of
                      equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their
                      debt, especially during prolonged economic recessions or
                      periods of rising interest rates. The prices of lower
                      quality securities are volatile and may go down due to
                      market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.
----------------------------------------------------------------------------------
 FOREIGN AND          The fund may invest without limit in foreign securities and
 EMERGING MARKET      American Depository Receipts which are publicly traded in
 INVESTMENTS          the U.S. and up to 5% of its net assets in foreign
                      securities which are not publicly traded in the U.S. The
                      fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers.
                      Many foreign countries the fund may invest in have markets that are less liquid and more volatile than markets in the
                      U.S. In some foreign countries, less information is
                      available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the
                      U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market
                      issuers because political or economic instability, lack of market liquidity, and negative government actions like
                      currency controls or seizure of private businesses or
                      property are more likely.
----------------------------------------------------------------------------------
 BORROWING MONEY      The fund may borrow money from banks for either investment or temporary purposes. Borrowings (excluding temporary
                      borrowings) may be secured by up to 33 1/3% of the value of the fund's total assets. The fund may borrow an additional amount of up to 5% of the fund's total assets. While
                      borrowing creates an opportunity for increased return by
                      leveraging the fund's portfolio, it creates special risks.
                      Borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio.
                      Although the principal amount of any borrowing will be
                      fixed, the fund's assets may change in value during the time the borrowing is outstanding. The fund may be required to
                      liquidate portfolio securities at a time when it would be
                      disadvantageous to do so in order to make payments with
                      respect to any borrowing, which could affect the investment manager's strategy. An increase in interest rates could
                      reduce the value of the fund's shares by increasing the
                      fund's interest expense.

                  Salommon Brothers Opportunity Fund, Inc. - 5

 ---------------------------------------------------------------------------------
 SECURITIES LENDING   The fund may lend portfolio securities representing up to
                      10% of total assets in order to increase its net investment income. The loans are continuously secured by cash or liquid securities equal to no less than the market value,
                      determined daily, of the securities loaned. The risks in
                      lending securities consist of possible delay in receiving
                      additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
----------------------------------------------------------------------------------
 DERIVATIVES AND      The fund may, but need not, use derivative contracts, such
 HEDGING TECHNIQUES   as options on securities and securities indices for any of the following purposes:

                        To hedge against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices
                        As a substitute for buying or selling securities
                        To enhance the fund's return

                      A derivative contract will obligate or entitle a fund to
                      deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market exposure.
                      Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not
                      correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed
                      income securities. Derivatives can also make a fund less
                      liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE  The fund may depart from its principal investment strategies
 INVESTING            in response to adverse market, economic or political
                      conditions by taking temporary defensive positions in all
                      types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------
 PORTFOLIO TURNOVER   While the fund has traditionally had very low portfolio
                      turnover, the fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent
                      trading also increases transaction costs, which could
                      detract from a fund's performance.

                  Salommon Brothers Opportunity Fund, Inc. - 6

--------------------------------------------------------------------------------
 MANAGEMENT

 Salomon Brothers Asset Management Inc. is the investment manager for the fund.
 Together with its affiliates, the manager provides a broad range of fixed income and investment advisory services to various individuals located throughout the world. The manager's principal address is 7 World Trade Center, New York, New
 York 10048. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. As of September 30, 1999, the manager and its affiliates managed approximately $31 billion of assets.
 Irving G. Brilliant is primarily responsible for day-to-day management of the funds's portfolio. Mr. Brilliant has been the fund's President and portfolio manager since 1979. Since 1990, he has been a Director of the manager.
 As compensation for its services, the fund pays the manager a monthly fee at the annual rate of 1% of the fund's average daily net assets. Except for the expenses paid by the manager that are described herein, the fund bears all costs of its operations.
----------------------------------------------------------------------------------
 DISTRIBUTOR          CFBDS, Inc. a registered broker-dealer, serves as the fund's distributor.
----------------------------------------------------------------------------------
 ADMINISTRATOR        SSB Citi Fund Management LLC ('SSBC'), an affiliate of the manager, serves as administrator for the fund. As
                      compensation for its services and at no additional cost to the fund, the manager pays SSBC a fee each month at an
                      annual rate of .05% of the average daily value of the fund's net assets.
----------------------------------------------------------------------------------
 YEAR 2000 ISSUE      Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the
                      'Year 2000' issue, could have an adverse impact on the fund.
                      The manager, administrator and distributor are addressing
                      the Year 2000 issue for their systems. Issuers located
                      outside of the U.S. may be more susceptible to the risks
                      associated with the year 2000 issue. The manager considers, when appropriate, the Year 2000 readiness of issuers of
                      securities held by the fund. The fund has been informed by other service providers that they are taking similar
                      measures. Although the fund does not expect the Year 2000
                      issue to adversely affect it, the fund cannot guarantee that its efforts, which are limited to requesting and receiving reports from its service providers or their service
                      providers to correct the problem, will be successful.

--------------------------------------------------------------------------------
 BUYING SHARES

 BUYING SHARES          Shares may be purchased at net asset value without a sales
 BY MAIL                charge.

 You may make           The minimum initial investment is $1,000 and subsequent
 subsequent             investments require a minimum of $100. For Individual
 purchases by mail      Retirement Accounts and Self- Employed Retirement Plans
 or, if you elect,      (formerly, Keogh Plans), the minimum initial investment is
 by telephone           $250. In addition, an account can be established with a
                        minimum of $50 if such account will be receiving regular
                        periodic investments through the Automatic Investment Plan.
                        See 'Automatic Investment Plan.'

                  Salomon Brothers Opportunity Fund, Inc. - 7

                        Shares of the fund may be initially purchased through First
                        Data Investor Services Group, Inc. ('FDISG' or the 'transfer
                        agent') by completing a Purchase Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer. The dealer may charge a fee for executing
                        your order. The fund reserves the right to reject any
                        purchase order in whole or in part.

                        Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your
                        Statement of Account (or a letter providing the account
                        number) or through a selected dealer. Your check should be made payable to Salomon Brothers Funds. If an investor's
                        purchase check is not collected, the purchase will be
                        cancelled and the transfer agent will charge a $10 fee to
                        the shareholder's account. There is a ten day hold on all
                        checks and no redemptions are allowed until the proceeds
                        from the check clears.

                        Write the transfer agent at the following address:

                                                    Salomon Brothers Opportunity
                                                    Fund Inc.
                                                    c/o FDISG
                                                    P.O. Box 5127
                                                    Westboro, MA 01581-5127
----------------------------------------------------------------------------------
 BUYING SHARES        Subsequent investments may also be made by wiring funds to
 BY WIRE              the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit
                      the specified amount in federal funds to:
                                                    Boston Safe Deposit and Trust Company
                                                    Boston, MA
                                                    ABA No. 011-001-234
                                                    Account #142743
                                                    Attn: Salomon Brothers Opportunity Fund Inc.
                                                    Name of Account:
                                                    Account # (as assigned):

                      To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

                      Orders for the purchase of fund shares received by selected dealers by the close of regular trading on the New York
                      Stock Exchange (normally 4:00 p.m. Eastern time) on any day that the fund calculates its net asset value and either transmitted to FDISG through the facilities of the National
                      Securities Clearing Corporation ('NSCC') by 7:00 p.m., New
                      York time, on that day will be priced according to the net asset value determined on that day. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is the dealers' responsibility to ensure that orders are transmitted so as to be received by FDISG through the facilities of NSCC prior to the close of its business day. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer.

                      Funds transmitted by a wire system other than the Federal
                      Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

                  Salomon Brothers Opportunity Fund, Inc. - 8

 AUTOMATIC            You may authorize the transfer agent to automatically
 INVESTMENT           transfer funds on a periodic basis (monthly, alternative
 PLAN                 months, quarterly) from a regular bank account or other
                      financial institution to buy shares of the fund. On or about the 10th of the month, the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a
                      plan, your bank must be a member of the Automated Clearing
                      House.

                        Amounts transferred should be at least $25 monthly.

                        If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                        For more information, consult the SAI.

--------------------------------------------------------------------------------
 REDEEMING SHARES

 You may redeem some or all of your shares by sending your    REDEMPTIONS BY MAIL
 redemption request in proper form to:

                 First Data Investor Services Group, Inc.
                 c/o FDISG
                 P.O. Box 5127
                 Westboro, MA 01581-5127

 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following              completed Redemption
 information. Your request will not be processed without      Form with any required
 this information.                                            signature guarantee is
  Account number                                              all that is required
  Dollar amount or number of shares to redeem                 for a redemption. In
  Signature of each owner exactly as account is registered    some cases, however,
  Other documentation required by the transfer agent          other documents may be
 To be in good order, your request must include a signature   necessary.
 guarantee if:
  The proceeds of the redemption exceed $50,000
  The proceeds are not paid to the record owner(s) at the
  record address
  The shareholder(s) has had an address change in the past
  45 days
  The shareholder(s) is a corporation, sole proprietor,
  partnership, trust or fiduciary
 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-9503.
 If fax redemptions are not available for any reason, you
 may use the fund's redemption by mail procedure described
 above.
-------------------------------------------------------------------------------------

 In all cases, your redemption price is the net asset value   REDEMPTION PAYMENTS
 next determined after your request is recieved in good       Any request that your
 order. The fund does not charge a redemption fee.            redemption proceeds be
 Redemption proceeds normally will be sent within seven       sent to a destination
 days. However, if you recently purchased your shares by      other than your bank
 check, your redemption proceeds will not be sent to you      account or address of
 until your original check clears. Your redemption proceeds   record must be in
 can be sent by check to your address of record or by wire    writing and must
 transfer to a bank account designated on your application.   include signature
                                                              guarantees.
 The fund may suspend the right of redemption during any
 period when: (a) trading on the NYSE is restricted or the
 NYSE is closed, other than customary weekend and holiday
 closings; (b) the SEC has by order permitted such
 suspension; or (c) an emergency exists, as defined by rules

                  Salomon Brothers Opportunity Fund, Inc. - 9

 of the SEC, making disposal of portfolio securities or
 determination of the value of net assets of the Fund not
 reasonably practicable.
-------------------------------------------------------------------------------------
 You may transmit your redemption request to selected         REDEMPTIONS THROUGH
 dealers with which the distributor has entered into sales    SELECTED DEALERS
 agreements for the purchase of shares of the funds.
 Redemption orders received by these dealers before the New
 York Stock Exchange closes and which are transmitted to the transfer agent prior to the close of its business day
 (normally 5:00 p.m. Eastern time) are effective that day.
 It is the responsibility of the dealer to transmit orders
 on a timely basis to the transfer agent. The dealer may
 charge you a fee for executing your order.
-------------------------------------------------------------------------------------
 You may redeem shares by wire in amounts of $500 or more if  REDEMPTIONS BY WIRE redemption by wire has been elected on your Purchase
 Applications. A signature guarantee is not required on this type of redemption request. To elect this service after
 opening your account, call the transfer agent at (800)
 446-1013 for more information. To redeem by wire, you may
 either:

  Telephone the redemption request to the transfer agent at
  (800) 446-1013
  Mail the request to the transfer agent at the address listed above

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Purchase Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less of $500 will be mailed to your
 address of record. You should note that your bank may
 charge you a fee in connection with money by wire.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone if you elect the          REDEMPTIONS BY
 telephone redemption option on your Purchase Application     TELEPHONE
 and you have a direct account with the transfer agent. The
 proceeds must be mailed to your address of record. In
 addition, you must be able to provide proper identification information. You may not redeem by telephone if your
 address has changed within the past 45 days or if your
 shares are in certificate form. Telephone redemption
 requests may be made by calling the transfer agent at (800)
 446-1013 between 9:00 a.m. and 4:00 p.m. Eastern time on
 any day the New York Stock Exchange is open. If telephone
 redemptions are not available for any reason, you may use
 the fund's regular redemption procedure described above.

 Stockholders cannot apply the telephone redemption
 privilege to shares held in certificate form or for
 accounts requiring additional supporting documentation for
 redemptions such as trust, corporate, estate and guardian
 accounts.
-------------------------------------------------------------------------------------
 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $7,500 and each automatic redemption must be at least $50.

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account balances  If your account falls below $1,000 due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem fund shares at the net asset value next determined after receipt of your request in good order. The fund's net asset

                  Salomon Brothers Opportunity Fund, Inc. - 10

                         value is the value of its assets minus its liabilities and is calculated every day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the
                         NYSE is open.

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London stock exchange closes, which is 12 noon
                         Eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events
                         occurring after a foreign exchange closes, the fund may
                         price its securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board.
                         A fund that uses fair value to price securities may value
                         its securities higher or lower than another fund that uses market quotations to price the same securities.
                         International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem
                         shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the transfer agent or selected dealers before the New York Stock Exchange closes.
                         If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.
                         Members of the fund's selling group must transmit all orders to buy, exchange or redeem shares to the fund's transfer
                         agent before the agent's close of business.
-------------------------------------------------------------------------------------
                         The fund has the right to:
                          Suspend the offering of shares
                          Waive or change minimum and additional investment amounts
                          Reject any purchase or exchange order
                          Change, revoke or suspend the exchange privilege
                          Suspend telephone transactions
                          Suspend or postpone redemptions of shares on any day when
                          trading on the NYSE is restricted, or as otherwise permitted by the SEC
-------------------------------------------------------------------------------------
 Redemptions in kind     The fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.

                  Salomon Brothers Opportunity Fund, Inc. - 11

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS         The fund generally makes capital gain distributions and pays dividends from its net investment income, if any, once a year, typically in December. The fund may pay additional
                  distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be
                  primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend,
                  except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.
--------------------------------------------------------------------------------
 TAXES            In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.



 TRANSACTION                            FEDERAL INCOME TAX STATUS

 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year

 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income

 Dividends                              Ordinary income

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. In particular, as discussed earlier in this Prospectus, the fund currently has a substantial amount of unrealized long-term capital gain which could result in large capital gain distributions.

 After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                  Salomon Brothers Opportunity Fund, Inc. - 12

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request).

                                                                              YEAR ENDED AUGUST 31,
                                                         1999           1998           1997           1996           1995
 Per Share Operating Performance:
 Net asset value, beginning of year.............       $  47.36       $  50.94       $  37.89       $  35.75       $  31.47
                                                       --------       --------       --------       --------       --------
 Net investment income..........................           0.76           0.46           0.43           0.60           0.45
 Net gains (or losses) on securities (both
   realized and unrealized).....................           6.98          (1.95)         14.46           3.38           5.68
                                                       --------       --------       --------       --------       --------
 Total from investment operations...............           7.74          (1.49)         14.46           3.98           6.13
                                                       --------       --------       --------       --------       --------
 Less dividends and distributions:
 Dividends from net investment income...........          (0.47)         (0.39)         (0.62)         (0.48)         (0.37)
 Distributions from net realized gain on
   investments..................................          (4.94)         (1.40)         (1.52)         (1.36)         (1.48)
                                                       --------       --------       --------       --------       --------
 Total dividends and distributions..............          (5.41)         (1.79)         (2.14)         (1.84)         (1.85)
                                                       --------       --------       --------       --------       --------
 Net asset value, end of year...................       $  49.69       $  47.36       $  50.64       $  37.89       $  35.75
                                                       --------       --------       --------       --------       --------
                                                       --------
 Total investment return based on net asset
   value per share..............................          16.5%         - 3.3%         +40.5%         +11.4%         +21.1%
 Ratios/Supplemental Data:
 Net assets, end of year (thousands)............       $188,744       $177,269       $188,496       $ 141,98       $131,237
 Ratio of expenses to average net assets........          1.14%          1.12%          1.16%          1.18%          1.18%
 Ratio of net investment income to average net
   assets.......................................          1.55%          0.83%          0.95%          1.59%          1.39%
 Portfolio turnover rate........................             3%             3%             4%             5%             8%

                  Salomon Brothers Opportunity Fund, Inc. - 13

                                SALOMON BROTHERS
                             OPPORTUNITY FUND INC.
--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent, by calling 1-800-446-1013 or writing the fund at Seven World Trade Center, New York, NY, 10048 or calling your financial consultant.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's web site at http://www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act
file no. 811-02884

[FD 00000 10/99]

                                     [Logo]

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                             A NO-LOAD MUTUAL FUND
                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                           TELEPHONES: (800) 725-6666
                       OR (212) 783-1301 (NEW YORK STATE)

                            ------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                            ------------------------
     Salomon Brothers Opportunity Fund Inc. (the 'fund') is an open-end, no-load, non-diversified investment company. The fund seeks to achieve above-average long-term capital appreciation through investments principally in common stocks, or securities convertible into or exchangeable for common stocks, which are believed to be undervalued. Current income is a secondary objective. The fund may employ the speculative investment techniques of leveraging and investing in restricted securities and other securities of limited marketability. There can be no assurance that the fund will achieve its investment objectives.

     This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the fund's current prospectus dated October 29, 1999 (the 'prospectus'). This SAI supplements and should be read in conjunction with the prospectus, a copy of which may be obtained without charge by writing the fund at the address, or by calling the telephone numbers, listed above.

December 29, 1999

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
Investment Policies....................    3
Investment Restrictions and
  Limitations..........................    6
Management.............................    8
Portfolio Transactions.................   11
Determination of Net Asset Value.......   12
Additional Redemption Information......   12
Performance Data.......................   12
Federal Income Taxes...................   14

                                         PAGE
                                         ----
Shareholder Services...................   16
Account Services.......................   17
Capital Stock..........................   17
Administrator..........................   17
Custodian and Transfer Agent...........   17
Independent Accountants................   17
Counsel................................   18
Financial Statements...................   18

                              INVESTMENT POLICIES

     The following information supplements the discussion of the investment policies of the fund found under 'Investments, risks and performance' and 'More on the fund's investments' in the prospectus.

     The fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. When management deems it appropriate however, for temporary defensive purposes due to economic or market conditions, the fund may also invest without limitation in fixed-income securities or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor's Corporation ('S&P') or Baa or better by Moody's Investors Service, Inc. ('Moody's'), or if unrated, securities deemed by Salomon Brothers Asset Management Inc ('SBAM' or the 'Manager'), the fund's investment adviser, to be of comparable quality. Debt securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal, while debt securities rated Baa by Moody's are regarded by Moody's as medium grade obligations and as having speculative characteristics. Investments in such fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds trading at a substantial discount.

LOANS OF PORTFOLIO SECURITIES

     The fund's Board of Directors may authorize the lending of portfolio securities to selected member firms of the New York Stock Exchange ('NYSE'). The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid as a fee to the broker or other person who arranged the loan. If the deposit drops below the required minimum at any time, the borrower will be called upon to post additional cash, so as to mark to market on a daily basis. If the additional cash is not provided, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market, charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the loaned securities, and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that such activity would not cause any adverse tax consequences to the fund or its shareholders and only in accordance with applicable rules and regulations. Neither the brokers nor the borrowers may be affiliated, directly or indirectly, with the fund. Lending of portfolio securities is subject to the restrictions set forth in paragraph (5) under 'Investment Restrictions and Limitations' below. The fund did not lend any of its portfolio securities during the fiscal year ended August 31, 1999.

PUT AND CALL OPTIONS

     The fund may purchase and write put and call options on securities and securities indices provided such options are traded on a national securities exchange and provided further that the value of options held and the value of positions underlying options written do not exceed 10% of the fund's total assets. A put option gives the holder the right to sell to the writer, and a call option gives the holder the right to buy from the writer, the number of shares of the underlying security covered by the option at a stated exercise price on or before a stated expiration date. Puts and calls, with respect to a limited number of securities, currently may be purchased or written through the facilities of certain national securities exchanges. In addition, each of such exchanges provides a secondary market for 'closing' options positions. It will be the policy of the fund to write call options only if the fund either: (i) owns and will hold over the term of the option the underlying securities against which the option is written (or securities convertible into the underlying securities without additional consideration); or (ii) owns or will hold a call on the same underlying security or securities. When a put option is written by the fund, the fund will create and maintain a segregated account consisting of liquid assets equal to the option price.

     The primary risk to the fund as the writer of a covered call option is that, unless a closing transaction is executed, the fund must retain its underlying cover position even if price movement would otherwise have caused the fund to dispose of that position, and must forgo opportunities for gain in excess of the option premium which may result from favorable changes in the value of the underlying cover position.

     The primary risk to the fund as the writer of a put option is that, unless a closing transaction is executed, the fund may be required to purchase the underlying security or securities at a price above the market price at the time of such purchase. When a put option is collateralized through the maintenance of a segregated account, the contents of such account are not available to the fund for the general pursuit of the fund's investment objectives. The fund will write put options only when it is believed that the acquisition of the underlying security or securities would be in accordance with the fund's investment objectives.

     The fund may enter into closing purchase transactions in the secondary markets in options maintained by the various exchanges. In such a transaction, the fund would buy an option similar to the one it had previously written. The resulting transaction would have the effect of canceling the fund's preexisting obligation on the option written by it. The fund has no assurance, however, that a liquid secondary market will exist on any given day with respect to options on a particular security. Therefore, there is no assurance that the fund will be able to enter into a closing transaction at any particular time.

     In executing any closing purchase transaction, the fund will incur the expense of the premium (plus transaction costs) in order to effect the transaction.

     The fund may purchase put or call options for speculative purposes in pursuit of its objective of capital appreciation or, in the case of a put, to hedge against an adverse price change in a portfolio position.

     The primary risk in purchasing (as opposed to writing) an option is the potential loss of investment (i.e., the premium for the option) in a relatively short period of time if the underlying securities increase, in the case of a put, or decrease, in the case of a call, in value. In such instances, the option would not be exercised by the fund and would become worthless at its expiration date. If a secondary market for the option exists, the fund may utilize closing sale transactions analogous to the closing purchase transactions described above with respect to the writing of options.

INVESTMENTS IN FOREIGN SECURITIES

     Investments in securities of foreign issuers may involve risks not typically associated with investments in securities of U.S. issuers. The value of any foreign securities held, and of any related income received, will be affected by fluctuations in currency rates, exchange control regulations and, as with domestic multinational corporations, fluctuating interest rates. Most foreign securities markets have substantially less trading volume and are generally not as highly regulated and supervised as U.S. securities markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies and are subject to different accounting, auditing and financial reporting standards. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer. Political and economic conditions such as seizure or nationalization of assets, establishment of exchange controls, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments could adversely affect the economy of a particular country and, thus, the fund's investments in that country. In the event of default on a foreign security, it may be more difficult for the fund to obtain or enforce a judgment against the issuer of such obligation. Additionally, certain amounts of the fund's income may be subject to withholding taxes in the country in which it invests. The fund may not invest more than 5% of its net assets in securities of foreign issuers which are not publicly traded in the United States.

LOW-RATED SECURITIES

     The fund may invest up to 5% of its net assets in debt securities rated below investment grade by Moody's or S&P, with no minimum rating required, and comparable unrated securities. Such securities are generally referred to as 'high-yield' or 'junk' bonds, and involve a high degree of risk. An economic recession could disrupt the market for such securities and adversely affect their value and the ability of issuers to repay principal and pay interest thereon.

     While the market values of high-yield securities may tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporation developments and changes in economic conditions, and thus will fluctuate over time. In addition, high-yield securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because high-yield securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for these securities may diminish the fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value as well as impair the fund's ability to dispose of such securities.

     The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk of the securities. Although SBAM uses these ratings as a criterion for the selection of securities for the fund, SBAM also relies on its independent analysis to evaluate potential investments for the fund.

RESTRICTED SECURITIES

     The fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. To the extent that the fund's portfolio may include securities of limited marketability, the price obtainable for such securities could be affected adversely if the fund were forced to sell under inexpedient circumstances, e.g., to satisfy sizable redemptions. Furthermore, where the fund has a substantial position in securities with limited trading markets, the activities of the fund itself, as well as those of other investors, could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings at then current market prices. 'Limited marketability' may exist if the fund has a substantial position in securities that trade in a limited market, or if the securities are 'restricted,' and are therefore not readily marketable without registration under the Securities Act of 1933, as amended (the '1933 Act'). Investments in securities which are 'restricted' may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities, which might have an adverse effect upon the price and timing of sales of such securities and the ability of the fund to meet redemption requests. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' and securities that are not readily marketable.

PORTFOLIO TURNOVER

     Flexibility of investment and emphasis on capital appreciation may involve a greater portfolio turnover rate than that of investment companies whose objective, for example, is production of income or maintenance of a balanced investment position. The rate of portfolio turnover cannot be predicted with assurance and may vary from year to year. See the table under 'Financial Highlights' in the prospectus for the fund's portfolio turnover rates.

                    INVESTMENT RESTRICTIONS AND LIMITATIONS

     Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable and approved by the holders of a majority of the fund's outstanding voting securities which, as defined by the Investment Company Act of 1940, as amended (the '1940 Act'), means the lesser of: (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities of the fund.

     The percentage limitations contained in the investment restrictions described above and the description of the fund's investment policies are all applied solely at the time of any proposed transaction on the basis of values or amounts determined at that time. If a percentage restriction on investment or utilization of assets in a policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

          (1) Invest: (i) more than 25% of the value of its total assets in the securities of any single issuer (other than the United States Government or its agencies or instrumentalities) or in the securities of issuers in any one industry; or (ii) as to 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government or its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any one issuer;

          (2) Borrow money or pledge its assets, except as described under 'More on the fund's investments' in the prospectus above.

          (3) Purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions) or make short sales of securities (except for sales 'against the box,' i.e., when a security identical to the one owned by the fund or which the fund has the right to acquire without payment of additional consideration, is borrowed and sold short in order to defer a gain or loss for federal income tax purposes);

          (4) Underwrite securities, except in instances where the fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ('restricted securities'); in such registrations, the fund may technically be deemed an 'underwriter' for purposes of that Act. It is the fund's present intention not to acquire restricted securities unless the fund also receives contractual registration rights. In any event, no more than 10% of the value of the fund's total assets may be invested in illquid securities;

          (5) Make loans of cash or other assets provided that: (i) this restriction shall not prevent the fund from buying a portion of an issue of bonds, debentures or other obligations which are publicly distributed, or from investing up to an aggregate of 10% (including investments in other types of restricted securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions; and (ii) this restriction shall not prohibit the Board of Directors of the fund from authorizing the lending of portfolio securities to selected members of the NYSE on a demand basis and fully collateralized by cash so long as such loans do not exceed 10% of the fund's total assets;

          (6) Purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investments companies in the aggregate. Any such purpose will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the fund pursuant to a merger or plan or reorganization. (The return on such investments will be reduced by the operating expenses, including management fees, of such investment company, and will be further reduced by the fund's expenses; that is, there will be a layering of certain fees and expenses);

          (7) Invest more than 10% of the value of the fund's total assets in securities of unseasoned issuers, including their predecessor, which have been in operation for less than three years.

          (8) Invest in companies for the purpose of exercising control of management;

          (9) Purchase or sell real estate, interests in real estate, interests in real estate investment trusts or commodities or commodity contracts; however, the fund may purchase interests in real estate investment trusts or other companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933, as amended, and are readily marketable and may purchase the securities of companies engaged in businesses which may involve commodities or commodities futures contracts; or

          (10) Write or purchase puts or calls on securities or securities indices except as described under 'Investment Policies -- Put and Call Options.'

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The principal occupations of the directors and executive officers of the fund for the past five years are listed below. The address of each, unless otherwise indicated, is 7 World Trade Center, New York, New York 10048. With the exception of Mr. Brilliant, each of the fund's officers are also officers of each of the other investment companies for which SBAM, the fund's investment manager, acts as investment adviser. 'Interested directors' of the fund (as defined in the 1940 Act) are indicated by asterisk.


    NAME, ADDRESS AND AGE         POSITION(S) HELD            PRINCIPAL OCCUPATION(S) PAST 5 YEARS
    ---------------------         ----------------            ------------------------------------
*Irving Brilliant ...........  President and Director  Director of Salomon Smith Barney Inc. ('Salomon
Age: 81                                                Smith Barney') and Director and Portfolio Manager
                                                         for SBAM since May 1990.

B. Alexander Gaguine ........  Director                Fund-raising and electoral campaign consultant.
834 Walnut Avenue
Santa Cruz, CA 95060
Age: 49

Rosalind A. Kochman .........  Director                Administrator and Counsel, Brooklyn Eye Surgery
1301 Avenue J                                          Center.
Brooklyn, New York 11230
Age: 62

Irving Sonnenschein .........  Director                Partner in the law firm of Sonnenschein, Sherman &
888 7th Avenue                                           Deutsch.
New York, New York 10016
Age: 79

Lewis E. Daidone ............  Executive Vice          Managing Director of Salomon Smith Barney: Director
388 Greenwich Street           President and           and Senior Vice President of SSB Citi Fund
New York, New York 10013       Treasurer                 Management LLC ('SSBC') and Travelers Investment
Age: 41                                                  Adviser, Inc.

Christina T. Snydor .........  Secretary               Managing Director Salomon Smith Barney and General
388 Greenwich Street                                     Counsel of SSB Citi Fund Management LLC ('SSBC')
New York, New York 10013
Age: 47



     Directors of the fund not affiliated with SBAM receive from the fund a $500 fee for each meeting of the Board of Directors attended and are reimbursed for out-of-pocket expenses relating to attendance at such meetings. The Directors receive no per annum fee for their services as Directors. Directors who are affiliated with SBAM do not receive compensation from the fund but are reimbursed for out-of-pocket expenses relating to attendance at such meetings.

     As of September 30, 1999, directors and officers of the fund as a group owned beneficially approximately 847,001 shares or approximately 22.4% of the fund's outstanding shares.

     As of September 30, 1999, to the knowledge of management, the following persons owned of record or beneficially 5% or more of the fund's outstanding shares. Irving Brilliant, a director of the fund and the fund's President, directly and as a trustee of trusts for the benefit of his family and trusts for the benefit of the Gaguine family (see below), was the record and beneficial
owner of approximately             shares or approximately    % of the fund's
outstanding shares. Mr. Brilliant's wife Benice also serves as a trustee of the foregoing trusts for the benefit of the Brilliant family and in that capacity, was the record and beneficial owner of approximately 342,083 shares or
approximately    % of the fund's outstanding shares. Mrs. Brilliant disclaims beneficial ownership of shares owned of record directly by Mr. Brilliant. Mrs. Brilliant shares the same address as Mr. Brilliant. B. Alexander Gaguine, also a director of the fund, directly and as a trustee of trusts for the benefit of the Gaguine family (the 'Gaguine Trusts'), was the record and beneficial owner of approximately 282,115 shares or approximately 7.5% of the fund's outstanding shares. In addition, Benito Gaguine, father of B. Alexander and a former director of the fund, directly and as a trustee of the Gaguine Trusts, was the
record and beneficial owner of approximately             shares or approximately
   % of the fund's
outstanding shares. Frances Gaguine, the mother of B. Alexander and wife of Benito, as a trustee of the Gaguine Trusts, owned of record and beneficially
approximately             shares or approximately    % of the fund's outstanding
shares. Frances Gaguine disclaims beneficial ownership of shares owned of record directly by Benito Gaguine. The address for Benito and Frances Gaguine is 8100 Connecticut Avenue, Chevy Chase, Maryland. John Gaguine, a brother of
B. Alexander whose address is 10117 Silver Street, Juneau, Alaska, directly and as a trustee of the Gaguine Trusts, owned beneficially approximately
            shares or approximately    % of the fund's outstanding shares. Of
such shares, John Gaguine owned of record approximately            shares or
approximately    % of the fund's outstanding shares. In addition, John Gaguine's
spouse owned of record and beneficially approximately             shares of
which he disclaims beneficial ownership. Rosalind Kochman, a director of the
fund, owned of record and beneficially approximately             shares or
approximately    % of the fund's outstanding shares. Of such shares, Mrs.
Kochman owned of record approximately             shares or approximately    %
of the fund's outstanding shares. Dr. Marvin Kochman, husband of Rosalind Kochman, owned of record and beneficially approximately 222,803 or approximately 5.88% of the fund's outstanding shares. Mr. and Mrs. Kochman each disclaim beneficial ownership of the shares owned of record directly by the other.

     The following table provides information concerning the compensation paid during the fiscal year ended August 31, 1999 to each of the fund's directors. The fund does not provide any pension or retirement benefits to directors. In addition, the fund paid no remuneration during the fiscal year ended August 31, 1999 to officers of the fund, including Mr. Brilliant, who, as employees of SBAM, are 'interested persons,' as defined in the 1940 Act. None of the directors serve on the Board of Directors of any other investment company advised by SBAM or its affiliates.

                                                          AGGREGATE
                                                        COMPENSATION
               NAME OF PERSON, POSITION                 FROM THE FUND
               ------------------------                 -------------
B. Alexander Gaguine .................................     $2,000
  Director
Rosalind A. Kochman ..................................     $2,000
  Director
Irving Sonnenschein ..................................     $2,500
  Director

INVESTMENT MANAGER

     The fund retains SBAM, an indirect wholly-owned subsidiary of Citigroup Inc., as its investment manager. SBAM serves as the investment manager to various individuals, institutions and other investment companies.

     The management contract ('Management Contract') between SBAM and the fund provides that SBAM shall manage the operations of the fund, subject to the policies established by the Board of Directors of the fund. Pursuant to the Management Contract, SBAM manages the fund's investment portfolio, directs purchases and sales of the fund's portfolio securities and reports thereon to the fund's officers and directors regularly. SBAM also furnishes office space and certain facilities required for conducting the business of the fund and pays the compensation of the fund's officers, employees and directors affiliated with SBAM. The fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.

     As compensation for services performed under the Management Contract, the fund pays SBAM a management fee each month, at an annual rate of 1% ( 1/12 of 1% per month) of the fund's average daily net assets, which fee does not decrease as the fund's assets increase. The fee is at a higher rate than the management fees charged by SBAM to the other investment companies it manages. Management fees paid by the fund to SBAM for the fiscal years ended August 31, 1999, 1998
and 1997 amounted to $            , $2,080,479 and $1,654,512, respectively.

     The Management Contract provides that it will continue automatically for periods of one year provided that such continuance is specifically approved annually: (a) by the vote of a majority of the fund's outstanding voting securities or by the fund's Board of Directors; and
(b) by the vote of a majority of the fund's directors who are not parties to the Management Contract or 'interested persons,' as defined in the 1940 Act, of any such party. The Management Contract may be terminated on 30 days' written notice by the fund to SBAM or on 60 days' written notice by SBAM to the fund. The Management Contract will terminate automatically in the event of its 'assignment,' as defined in the 1940 Act.

     Investment decisions for the fund are made independently from those of other funds or accounts managed by SBAM. Such other funds or accounts may also invest in the same securities as the fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the fund, however, transactions in such securities will be made insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The fund's Board of Directors has adopted a Code of Ethics (the 'Fund Code') that incorporates personal trading polices and procedures applicable to access persons of the fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SBAM, as the investment adviser to the fund, which policies serve as SBAM's code of ethics (the 'Adviser Code'). [INSERT DISCUSSION OF PRINCIPAL UNDERWRITER'S CODE OF ETHICS HERE] The Fund Code, the Adviser Code and the Underwriter Code have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory and principal underwriter personnel.

     Pursuant to the Fund Code and the Adviser Code, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund Code and the Adviser Code require access persons to report all personal securities transactions periodically. [Each of the Fund Code, Advisor Code and Underwriter Code is on public file with, and available from, the SEC]

DISTRIBUTOR

     Shares of the fund are offered on a continuous basis and without a sales charge through CFBDS as distributor pursuant to a distribution agreement between CFBDS and the fund which became effective on September 1, 1998. CFBDS is not obligated to sell any specific amount of fund shares.

     During the fiscal years ended August 31, 1998 and 1997, Salomon Brothers Inc ('SBI') served as the fund's distributor. SBI received no compensation for its services as distributor. For the fiscal year ended August 31, 1999 CFBDS
received $        for its services as distributor.

                             PORTFOLIO TRANSACTIONS

     The fund's general policy in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and SBAM's arrangements related thereto (as described below) overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While SBAM generally seeks the best price in placing its orders, the fund may not necessarily be paying the lowest price available.

     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, SBAM may select brokers who charge a commission in excess of that charged by other brokers, if SBAM determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to SBAM by such brokers. Research services generally consist of research or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. SBAM may also have arrangements with brokers pursuant to which such brokers provide research services to SBAM in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the fund's costs, SBAM does not believe that the research significantly reduces its expenses as the fund's investment manager.

     Research services furnished to SBAM by brokers who effect securities transactions for the fund may be used by SBAM in providing investment advice to the other investment companies and accounts which it manages. Similarly, research services furnished to SBAM by brokers who effect securities transactions for other investment companies and accounts which SBAM manages may be used by SBAM in servicing the fund. Not all of these research services are used by SBAM in managing any particular account, including the fund.

     Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

     Under the 1940 Act, 'affiliated persons' with a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission (the 'SEC'). However, a fund may purchase securities from underwriting syndicates of which the investment manager or any of its broker/dealer affiliates is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act. Affiliated persons of a fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such fund. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

     Aggregate brokerage commissions paid by the fund for the fiscal years ended August 31, 1999, 1998 and 1997 were $35,206, $32,170 and $27,659, respectively.
During the fiscal years ended August 31, 1999, 1998 and 1997, the fund paid $0, $0 and $0, respectively, in commissions to SBI, an affiliated broker-dealer. Commissions paid to SBI for the fiscal year ended August 31, 1999 represent less than 1% of the total brokerage commissions paid by the fund for such fiscal year and SBI executed less than 2% of the aggregate dollar amount of fund transactions.

     Irving G. Brilliant, the fund's President and portfolio manager, is primarily responsible for the allocation of brokerage transactions.

                        DETERMINATION OF NET ASSET VALUE

     The fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at the close of regular trading of the New York Stock Exchange (the 'NYSE') on each day the NYSE is open for business. The fund is open for business on each day the NYSE is open for trading, i.e., Monday through Friday with the exception of New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. The net asset value per share is computed by dividing the value of the net assets of the fund (i.e., the value of the assets less the liabilities) by the total number of fund shares outstanding. In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Other over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if 'restricted' securities are being valued, such portfolio securities and other assets are valued as the Board of Directors in good faith deems appropriate to reflect the fair value thereof.

     Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign countries are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value as determined by the Board of Directors.

                       ADDITIONAL REDEMPTION INFORMATION

     The fund has established different redemption procedures. No redemption requests will be processed until the fund has received a completed Purchase Application, and no redemption of shares purchased by check will be permitted until all checks in payment for the purchase of the shares to be redeemed have been collected, which may take up to 15 days or more.

REDEMPTIONS IN KIND

     If the Board of Directors shall determine that it is in the best interests of the shareholders of the fund, the fund may pay the redemption price, in whole or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their values employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities. The fund does not intend to make a practice of redeeming shares in kind.

                                PERFORMANCE DATA

     From time to time, the fund may advertise its 'average annual total return' over various periods of time. Such total return figures show the average annual percentage change in value of an investment in the fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for the most current one, five and ten-year periods and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

     Aggregate total return figures may also be used for various periods, representing the cumulative change in value of any investment in the fund for the specified period (again reflecting changes in fund share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts, or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends, and capital gains distributions).

     Furthermore, in reports or other communications to shareholders or in advertising material, the fund may compare its performance with that of other mutual funds as listed in the rankings prepare by Lipper Analytical Services, Inc. or similar independent services which monitor the performance of mutual funds, financial indices such as the Standard & Poor's 500 Index or other industry or financial publications, including, but not limited, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual funds Values, The New York Times, USA Today and The Wall Street Journal. It is important to note that the total return figures set forth above and in the table below are based on historical earnings and are not intended to indicate future performance. The fund's Annual Report for the fiscal year ended August 31, 1999 can be obtained by writing the fund at the address, or by calling the fund at the toll-free telephone number, printer on the front cover.

AVERAGE ANNUAL TOTAL RETURN

     The fund's 'average annual total return' figures described and shown in the prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

           P(I+T) to the power of n = ERV

     Where:  P    = a hypothetical initial payment of $1,000.
             T    = average annual total return.
             n    = number of years.
             ERV  = Ending Redeemable Value of a hypothetical $1,000
                    investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1, 5, or 10 year periods (or
                    fractional portion thereof), assuming reinvestment of all
                    dividends and distributions.

     The fund's average annual total return was as follows for the fiscal periods ending August 31:

                 1 year....................................        %
                 5 years...................................        %
                10 years...................................        %

AGGREGATE TOTAL RETURN

     The fund's 'aggregate total return' figures, as described in the prospectus, represent the cumulative change in the value of an investment in fund shares for the specified period and are computed by the following formula:

AGGREGATE TOTAL RETURN =      ERV-P
                              -----
                                P

     Where:  P    = a hypothetical initial payment of $10,000.
             ERV  = Ending Redeemable Value of a hypothetical $10,000
                    investment made at the beginning of a 1-, 5-, or 10-year
                    period at the end of such period (or fractional portion
                    thereof), assuming reinvestment of all dividends and
                    distributions.

     The fund's aggregate total return was as follows for the fiscal periods ending August 31:

               1 year....................................        %
               5 years...................................        %
              10 years...................................        %

                              FEDERAL INCOME TAXES

     The following is a summary of selected federal income tax considerations that may affect the fund and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the federal, state and local tax consequences to them of an investment in the fund.

TAXATION OF THE FUND

     The fund has qualified for the fiscal year ended August 31, 1999 and intends to continue to qualify as a regulated investment company ('RIC') under subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). As a regulated investment company, the fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net realized long-term capital gain over net realized short-term capital loss), if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income for the taxable year. All net investment income and net capital gain distributed by the fund will be reinvested automatically in additional shares of the fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

     Qualification as a regulated investment company requires, among other things, that the fund: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

TAX STATUS OF THE FUND'S INVESTMENTS

     Gain or loss on the sale or other disposition of fund investments will generally be long-term capital gain or loss if the fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less will generally be short-term capital gain or loss. If the fund acquires a debt security at a discount, any gain upon the sale or redemption of the security, to the extent it reflects accrued market discount, will be taxed as ordinary income, rather than capital gain.

     Foreign countries may impose withholding and other taxes on dividends and interest paid to the fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax treaties with the U.S. to reduce or eliminate such taxes.

TAXATION OF SHAREHOLDERS

     Dividends of net investment income ('ordinary income dividends') will be taxable to shareholders as ordinary income for federal income tax purposes. Ordinary income dividends received by corporate shareholders will be eligible for the dividends received deduction to the extent of qualifying dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that has been held by the fund for less than 46 days during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend; (2) to the extent that the fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund. The amount of any dividends eligible for the corporate dividends received deduction, if any, will be designated by the fund in a written notice within 60 days of the close of the fund's taxable year.

     Distributions of net capital gain that are property designated by the fund ('capital gain dividends') will be taxable to shareholders as long-term capital gain regardless of the length of time the investor has held shares in the fund. In the case of individual shareholders, long-term capital gain attributable to securities held by the fund longer than 12 months is taxed at a maximum rate of 20%. Not later than 60 days after the close of its taxable year, the fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If a shareholder redeems or otherwise disposes of shares of the fund before holding them for more than six months, any loss on such redemption or disposition will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder as designated in a written notice from the fund.

     The fund is subject to a nondeductible 4% excise tax, calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, the fund intends to make sufficient distributions as are necessary to avoid the imposition of this excise tax.

DIVIDENDS AND DISTRIBUTIONS

     If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the fund reserves the right to reinvest the dividends and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the fund from which the distributions were made. Dividends and capital gain distributions are reinvested automatically in additional shares of the fund at the net asset value next determined after the record date and such shares are automatically credited to a shareholder's account, unless First Data Investors Services Group, Inc. ('FDISG') or an SBAM representative is informed by notice that a shareholder wishes to receive such dividends or distributions in cash. The shareholder may change such distribution option at any time by notification to FDISG prior to the record date of any such dividend or distribution. See 'Buying of Shares' in the prospectus. Shareholders receiving distributions in the form of shares will be treated as receiving a distribution in an amount equal to the fair market value, determined as of the payment date, of the shares received. For federal income tax purposes, distributions of net investment income (which term includes net short-term capital gain) will be taxable to shareholders at ordinary income rates ('ordinary income dividends'). It is expected that all or a portion of the fund's distributions from net investment income will be eligible for the 70% dividends received deduction available to corporations. Distributions of net capital gain designated by the fund as 'capital gain dividends' will be taxable as long-term capital gain regardless of the length of time the shareholder has owned his shares. However, such capital gain dividends will not qualify for the dividends received deduction.

     Generally, shareholders will be taxed on dividends or distributions in the year of receipt. However, if the fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is paid during the following January, it will be taxable to shareholders in the year the dividend or distribution is declared.

     The redemption of shares of the fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the redemption or other disposition of fund shares will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hand. If a shareholder redeems or otherwise disposes of shares of a fund before holding them for more than six months, any loss on the redemption or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. A loss realized on a redemption of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

     The fund may be required to withhold federal income tax at a rate of 31% ('backup withholding') from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if: (i) the payee fails to furnish the fund with the payee's correct taxpayer identification number (e.g., an individual's social security number); (ii) the Internal Revenue Service ('IRS') notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or
(iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax and any amount withheld may be credited against the shareholder's federal income tax liability. The foregoing is intended to be general information to shareholders and potential investors in the fund and does not constitute tax advice.

     Shareholders and potential investors are urged to consult their own tax advisers regarding federal, state, local and, if applicable, foreign tax consequences of an investment in the fund.

                              SHAREHOLDER SERVICES

     Automatic Withdrawal Plan. An Automatic Withdrawal Plan ('Withdrawal Plan') may be opened with shares having a total value of at least $7,500. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares. Withdrawal payments are made by FDISG, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, the fund or FDISG upon written notice.

     A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new fund. Shareholders should call (800) 446-1013 for more information.

     Self-Employed Retirement Plans. The fund offers a prototype retirement plan for self-employed individuals ('SERP'). Under the SERP, self-employed individuals may contribute out of earned income to purchase fund shares and/or shares of certain other mutual funds managed by SBAM.

     Investors Bank & Trust Company ('Investors Bank') has agreed to serve as custodian and furnish the services provided for in the SERP and the related Custody Agreement. Individuals adopting a SERP will be charged an application fee as well as certain additional annual fees which are separate from those paid by the fund to Investors Bank for its services as fund custodian.

     For information required for adopting a SERP, including information on fees, the form of SERP and Custody Agreement is available from the fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a SERP is recommended.

     Individual Retirement Accounts. A prototype individual retirement account ('IRA'), which has been approved as to form by the Internal Revenue Service ('IRS'), is available for all working individuals who receive compensation in the tax year for services rendered and who have not attained age 70 1/2 before the close of the tax year. In addition, individuals who have received certain distributions from qualified plans or other IRAs may be eligible to make rollover contributions to an IRA. Also, individuals covered by an employer-sponsored simplified employee pension are eligible to establish art IRA. Finally, divorced or legally separated spouses may make IRA contributions out of taxable alimony payments. Contributions to an IRA made available by the fund may be invested in fund shares and/or in shares of certain other mutual funds managed by SBAM.

     Investors Bank has agreed to serve as custodian of the IRA and furnish the services provided for in the Custodial Agreement. Each IRA will be charged an application fee as well as certain additional annual fees, which are separate from those paid to Investors Bank for its services as fund custodian. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

     Information required for adopting an IRA, including information on fees, the form of Custodial Agreement and related materials, including disclosure materials, is available from the fund. Consultation with a financial adviser regarding an IRA is recommended.

                                ACCOUNT SERVICES

     Shareholders receive annual and semi-annual reports which outline the fund's current investments and other financial data. Annual reports include audited financial statements. Shareholders will receive a Statement of Account following each share transaction. Shareholders can write or call the fund at the address and telephone numbers on the first page of the prospectus with any question relating to their investment in fund shares.

                                 CAPITAL STOCK

     The authorized capital stock of the fund consists of 15,000,000 shares having a par value of $0.01 per share. All shares are of the same class, with like rights and privileges. Each share is entitled to one vote and participates equally in fund dividends and distributions and in its net assets on liquidation. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. Except as required under the 1940 Act, there will not be a regularly scheduled Annual Meeting of Shareholders. The shares are fully paid and non-assessable when issued and have no preference, pre-emptive, conversion or exchange rights. There are no options or other special rights outstanding relating to any such shares.

                                 ADMINISTRATOR

     SSB Citi Fund Management LLC, an affiliate of SBAM (the 'Administrator') provides certain administrative services to the Fund. The services provided by the Administrator under the applicable administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Commission. SBAM pays the Administrator a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the Fund's average daily net assets.

                          CUSTODIAN AND TRANSFER AGENT

     PNC Bank, N.A. ('PNC') serves as the fund's custodian. PNC, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund, and makes disbursements on behalf of the fund. The custodian does not determine the investment policies of the fund, nor decide which securities the fund will buy or sell. PNC's address is Airport Business Center, International Court, 200 Stevens Drive, Lester, PA 19113.

     FDISG serves as the fund's transfer agent. FDISG registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as the fund's dividend disbursing agent and maintains records and handles correspondence with respect to shareholder accounts pursuant to a Transfer Agency Agreement. FDISG's address is P.O. Box 5127, Westborough, MA 01581-5127.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') serves as the fund's independent accountants. PricewaterhouseCoopers provides audit services, tax return preparation and assistance and consultation in connection with the review of filings with the SEC. The financial highlights included in the prospectus and the financial statements and financial highlights incorporated by reference in this Statement of Additional Information have been included and incorporated by reference in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers address is 1177 Avenue of the Americas, New York, New York 10036.

                                    COUNSEL

     Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as fund counsel and is located at 425 Lexington Avenue, New York, New York 10017.

     Piper & Marbury L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the fund's prospectus.

                              FINANCIAL STATEMENTS

     The audited financial statements of the fund for the fiscal year ended August 31, 1999, contained in the 1999 Annual Report of the fund, are incorporated by reference into this SAI. Copies of such Annual Report may be obtained by calling the telephone number on the first page of this SAI.

                           PART C. OTHER INFORMATION

ITEM 22. FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements:

         Financial Statements included in Part A:

             Financial Highlights for the ten years ended August 31, 1999

         Financial Statements incorporated by reference in Part B:

               Registrants Annual Report to shareholders for the fiscal year ended August 31, 1999 will be filed by amendment

ITEM 23. EXHIBITS

   1(a)   -- Articles of Incorporation of Registrant (filed as Exhibit 1 of the Registration Statement on
             Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
    (b)   -- Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(a) to Amendment
             No. 1 to the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and
             incorporated herein by reference).
    (c)   -- Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(b) to Registration
             Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
    (d)   -- Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(d) to Post-
             Effective Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 2-63023 and
             811-2884) and incorporated herein by reference).
    (e)   -- Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(e) to Post-
             Effective Amendment No. 13 to the Registration Statement on Form N-1A (File Nos. 2-63023 and
             811-2884) and incorporated herein by reference).
   2      -- By-Laws of Registrant, as amended, December 16, 1988 (filed as Exhibit (2) to Post-
             Effective Amendment No. 10 to the Registration Statement on Form N-1A (File Nos. 2-63023 and
             811-2884) and incorporated herein by reference).
   3      -- None.
   4      -- Management Contract between Registrant and Salomon Brothers Asset Management Inc dated
             November 28, 1997 (filed as Exhibit 5 to Post-Effective Amendment No. 21 to the Registration
             Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
   5(a)   -- Distribution agreement between Registrant and CFBDS, Inc. dated September 1, 1998, is incorporated herein by reference.
    (b)   -- Form of Dealer Contract is incorporated herein by reference.
   6      -- None.
   7      -- Custodian Agreement between Registrant and PNC Bank, N.A. will be filed by amendment.
   8      -- Transfer Agency Agreement between Registrant and First Data Investors Services Group, Inc.
             will be filed by amendment.
   9      -- Opinion and consent of Counsel (filed as Exhibit 10 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
  10      -- Consent of PricewaterhouseCoopers LLP, independent accountants will be filed by amendment.
  11      -- None.
  12(a)   -- Subscription Agreement between Registrant and Irving Brilliant (filed as Exhibit 13(a) to
             Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023
             and 811-2884) and incorporated herein by reference).
    (b)   -- Subscription Agreement between Registrant and William H. David, dated February 8, 1979
             (filed as Exhibit 13(b) to Post-Effective Amendment No. 6 to the Registration Statement on
             Form N-1A (File Nos. 2063023 and 811-2884) and incorporated herein by reference).
  13      -- None.
  14      -- Financial Data Schedule will be filed by amendment.
  15      -- None.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION

     Reference is made to Article VIII of Registrant's Articles of Incorporation, Article V of Registrant's By-Laws and paragraph 4 of the Distribution Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act') may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant is named on a Mutual Fund Professional Liability Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment Adviser -- Salomon Brothers Asset Management Inc

     The list required by this Item 27 of officers and directors of SBAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBAM pursuant to the Advisers Act (SEC File No. 801-32046).

ITEM 27. PRINCIPAL UNDERWRITER

     (a) CFBDS, Inc., ('CFBDS') the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Concert Investment Series, Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund, Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Concert Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

     CFBDS also serves as the distributor for the following funds: The Travelers Fund UL for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable

Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities.

     In addition, CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds Multi-State Tax Free Trust, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Tax Free Reserves, CitiFunds Trust I, CitiFunds Trust II, CitiFunds Trust III, CitiFunds International Trust, CitiFunds Fixed Income Trust, CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500, CitiFunds Small Cap Growth VIP Portfolio. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.

     In addition, CFBDS is also the distributor for the following Salomon Brothers funds: Salomon Brothers Opportunity Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Series Funds Inc, Salomon Brothers Institutional Series Funds Inc, Salomon Brothers Variable Series Funds Inc.

     In addition, CFBDS is also the distributor for the Centurion Funds, Inc.

     (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File
No. 8-32417).

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     (1) Salomon Brothers Asset Management Inc
         7 World Trade Center
         New York, New York 10048

     (2) PNC Bank, N.A.
         Airport Business Center
         International Court 2
         200 Stevens Drive
         Lester, PA 19113

     (3) First Data Investor Services Group, Inc.
         P.O. Box 5127
         Westborough, Massachusetts 01581-5127

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of October, 1999.

                                          SALOMON BROTHERS OPPORTUNITY FUND INC
                                                       (Registrant)

                                          By:        /s/ IRVING BRILLIANT
                                                     --------------------
                                                      IRVING BRILLIANT
                                                         PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                SIGNATURE                                  TITLE                         DATE
                ---------                                  -----                         ----
           /S/ IRVING BRILLIANT             President and Director (Principal      October 29, 1999
 .........................................    Executive Officer)
             IRVING BRILLIANT

                    *                       Executive Vice President and           October 29, 1999
 .........................................    Treasurer (Principal Financial
             LEWIS E. DAIDONE                 Officer)

                    *                       Director                               October 29, 1999
 .........................................
           B. ALEXANDER GAGUINE

                    *                       Director                               October 29, 1999
 .........................................
           ROSALIND A. KOCHMAN

                    *                       Director                               October 29, 1999
 .........................................
           IRVING SONNENSCHEIN

      *By:     /S/ ROBERT VEGLIANTE
 .........................................
           ROBERT VEGLIANTE AS
             ATTORNEY-IN-FACT
             OCTOBER 29, 1999